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                                  EXHIBIT 23.1


                          CONSENT OF GRANT THORNTON LLP




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                                  Exhibit 23.1


               Consent of Independent Certified Public Accountants


We have issued our report dated August 28, 1998 accompanying the consolidated financial statements of NAM Corporation and Subsidiaries appearing in the Annual Report on Form 10-KSB for the year ended June 30, 1998 which is incorporated by reference in this Registration Statement on Form S-8. We consent to the incorporation by reference in the Registration Statement of the aforementioned report.


GRANT THORNTON LLP

Melville, New York
November 4, 1998